IDT Corporation

Investor Presentation

January 2015

Safe Harbor Statement

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

Market & Financial Snapshot

IDT Corporation

Industries	Telecom; Transaction Services
Ticker	NYSE: IDT
Stock Price[1]	$ 20.31
Shares Outstanding	23.2 MM
Market Cap[1]	$471 MM
Cash, cash equivalents, and marketable securities[2]	$183.3 MM
Total long term liabilities	$1.9 MM
Revenue (TTM)[3]	$1,644 MM
Adjusted EBITDA (TTM)[3]	$45.4 MM
EPS fully diluted (TTM)[3]	$ 4.13
Cash Provided by Operating Activities (TTM)[3]	$43.0 MM
CapEx (TTM)[3]	$19.5 MM
Quarterly dividend	$ 0.18
Dividend Yield[1]	3.5%
Fiscal Year End	July 31st

[1] Closing price on December 31, 2014
[2] Additionally, IDT reported $27.8 million receivable from sale of interest in Fabrix Systems Ltd.
[3] TTM - Twelve months ended October 31, 2014

Business Overview

IDT Telecom

- Retail communication and payment services targeted to immigrant communities and under-banked consumers primarily via flagship Boss Revolution brand
- Wholesale termination of international long distance calls for telecoms globally

ZEDGE™


ZEDGE

- Global leader in mobile phone personalization
- Top 20 app on Google Play
- 130 MM installs and 25 MM monthly active users

* Google Play is a trademark of Google Inc.

IDT – Creating Shareholder Value

Five Year Record of Value Creation for IDT Shareholders: 2010 - 2014

IDT Class C common stock share price at January 1, 2010	$4.85
IDT Class B common stock share price currently[1]	$20.31
IDT common stock dividends paid (2010-2014)	$3.70
One share of Genie Energy Class B common stock (NYSE: GNE) via spin-off in 2011[1]	$6.18
Genie Energy common stock dividends paid (2010-2014)	$0.24
One half share Straight Path Communications Class B common stock via spin-off in 2013[1]	$9.48
Total Value at December 31, 2014	$39.91
Compound Annual Growth Rate (2010-2014)	52%

[1] Share price at close on December 31, 2014

Investment Thesis

IDT Telecom

- Retail communications growth led by Boss Revolution voice service targeted to underserved foreign born and first generation immigrants
- Diversification into international money transfer and other synergistic payment and non-voice communication services

Upside Potential from Zedge

- 69% (fully diluted) stake in Zedge, a massively popular app for personalization of mobile devices

Other Significant Assets

- NOL's
- Real Estate

Dividend Yield

- Quarterly dividend recently increased to $0.18 per share
- Supported by strong free cash flow

IDT Telecom


IDT Telecom Revenue - (TPS Segment)
By Business Vertical
$44
$204
$706
$653
Retail Communications
Wholesale Termination Services
Payment Services
Hosted Platform Solutions
Millions of USD
Twelve months ended October 31, 2014

The Transformation at IDT Telecom

From Prepaid Calling Cards....
to Boss Revolution

- Leveraging mobile
- Electronic distribution to retail network
- Multiple services, single brand
- Unified platform
- Pricing transparency

Boss Revolution Value Proposition

Consumers

- Convenient PIN-less dialing
- One-touch dialing through the app
- Cash based
- No service charges – no breakage
- Reloadable
- One platform – multiple products

Retailers

- Stickiness
- No investment of working capital
- No shelf space
- Lifetime commission
- One platform – multiple products

IDT

- Identifiable customer base
- Stickiness
- Single brand
- Direct, targeted communications to customers and retailers
- Diversification to payment services
- No inventory
- Mostly prepaid, minimizing credit risk

Telecom – Boss Revolution

Boss Revolution Has Replaced Traditional Calling Cards



Traditional calling card revenue
Boss Revolution PIN-less revenue
(U.S. Revenue)
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Telecom – Retail / Boss Revolution

Platform for Communication and Payment Services


BOSS
REVOLUTION
THE INTERNATIONAL
CALLING REVOLUTION
STARTS HERE!!

- Voice continues to grow. Retail Communications revenue increased 5.9% year over year to $706 million.
- Synergistic payment services:
  - International and domestic air-time top-up
  - International money transfer
  - Domestic bill payment
  - Virtual gift cards
- OTT Messaging in development

Telecom – Retail / Boss Revolution

Robust Foreign Born Penetration*


0%
10%
20%
30%
40%
50%
Guatemala 44%
Honduras 42%
Ghana 39%
Kenya 32%
Dominican... 30%
Nigeria 28%
Haiti 23%
Costa Rica 22%
Nicaragua 18%
Sudan 17%
El Salvador 16%
Bahamas 16%
Spain 16%
Sierra Leone 16%
Yemen 15%
July 2014

** Boss Revolution PIN-less customers as percent of foreign born US population*

Telecom – Wholesale Termination

Leverages Retail Traffic in Wholesale Market


FIGURE 5
Traffic Volumes of Top Carriers, 2013
Vodafone 52.6
Tata 52.1
Orange 30.1
BICS 28.2
KDDI 27.3
KPN/iBasis 25.6
IDT (2) 24.3
Telecom Italia 24.2
Deutsche Telekom 24.0
Telefonica
0 10 20 30 40 50 60
Total International Minutes (billions)
Source: TeleGeography
© 2014 PriMetrica, Inc.
IDT is 7th largest carrier

- Carries international long distance calls on behalf of other telecom providers
- Retail minutes create reciprocal "buy and sell" opportunities
- IDT Telecom is a top ten carrier globally
- Largest US based carrier

Telecom – Payment Services

Synergistic payment services include:

International Money Transfer

BOSS REVOLUTION MONEY TRANSFER

- Market opportunity: Annual remittances from US total ~ $50 billion. Over half of foreign-born Hispanics in US routinely remit.


EVERY TIME
YOU SEND MONEY
NEW
SOMETHING
GOOD HAPPENS
BOSS
MONEY TRANSFER

- Began gradual roll-out in 2013
- Now offered in 19 states including TX, FL and IL and licensed in 47 states / jurisdictions
- Leverages Boss Revolution platform and distribution network
- Disbursement network now over 37,000 locations in 17 Latin American nations, 1400 locations in 18 African nations
- Expect to become EBITDA accretive FY 2017-2018

Telecom – Payment Services

International Money Transfer

Early Results Suggest Market Potential and Demonstrate Scalable Operating Infrastructure



International Money Transfer Growth 2014
Transactions
Agents
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
600
500
400
300
200
100
-
J F M A M J J* A S O N D*
Transactions
U.S. Agents
*Reflects seasonal promotions

Zedge: A Global Leader in Device Customization


ZEDGE
Wallpapers
Live Wallpapers
Ringtones
Notifications
Games

GET IT ON Google play

Available on iTunes

Windows Phone Store

- Zedge is a global leader in device personalization
- Enables users to change their mobile phone's ringtones, wallpapers and notification sounds utilizing curated library of free, high quality mobile device customization content
- Ringtones and wallpapers are omnipresent on mobile devices – perhaps the world's most valuable real estate – and Zedge is the gateway to this content
- Powerful platform for users and brands to tell stories combining audio and visual
- Monetization through advertising and app distribution
- Rich gross margins (85%) and eCPMS
- Top tier advertisers and publishers
- High quality user base - strong growth, attractive demo, monetizable, recurring usage, great user retention, etc.
- Provides personalized content recommendations based on unique preferences;

Zedge: Value Drivers

Stable, sustained growth for over 5 years
- Surpassed 130MM app installs since launch
- More than 200K new users (gross) per day
- Growth is organic and viral

Mass market appeal
- Offers high quality, simplicity, fun and variety
- Top 20 most popular apps in Google Play (US) for more than 5 years

~75% of the customer base in N. America and Europe
- Existing users are highly monetizable
- Untapped growth opportunity in Asia

Strong monetization
- Gross margins in the 85% range
- Portfolio of recurring advertisers
- Potential for additional revenue streams

130MM Installs
55MM Active Installs
27MM MAU



150
100
50
0
Oct '09
Oct '10
Oct '11
Oct '12
Oct '13
Oct '14
100% organic growth

Appendix – Current Financials

IDT Corporation

Balance Sheet

As of October 31, 2014
(USD in millions)

Assets	
Cash and marketable securities	183.3
Restricted cash and cash equivalents	60.6
Trade accounts receivable, net	54.1
Receivable from sale of interest in Fabrix Systems Ltd.	27.8
Prepaid expenses	17.8
Deferred income tax, net - short term	2.4
Other current assets	12.6
Total current assets	358.5
Plant, property and equipment	82.8
Intangible assets and goodwill	16.3
Investments	12.1
Deferred income tax, net - long term	16.2
Other assets	18.3
Total assets	504.3

Liabilities and Equity	
Accounts payable and accrued expenses	169.8
Deferred revenue	88.5
Customer deposits	55.5
Dividends payable	15.8
Other current liabilities	12.3
Total current liabilities	341.8
Other liabilities	1.9
Total liabilities	343.7
Noncontrolling interests	1.0
Shareholders' equity	159.6
Total liabilities & equity	504.3

Appendix – IDT Current Financials

Profit & Loss

(USD in millions)	2Q14	3Q14	4Q14	1Q15	TTM*
Revenue	406.4	403.8	420.7	412.9	1643.7
Direct Cost of Revenue	335.3	332.4	349.3	343.8	1360.8
Gross Profit	71.2	71.4	71.4	69.1	283.0
Gross Margin %	17.5	17.7	17.0	16.7	17.2
SG&A	57.3	55.5	58.3	57.0	228.2
SG&A %	14.1%	13.8%	13.9%	13.8%	13.9%
Adjusted EBITDA	11.3	13.3	10.4	10.4	45.4
Income from Operations	7.6	9.2	5.8	79.6	102.2
EPS (fully diluted)	0.11	0.22	0.33	3.47	4.13

*Twelve months ended October 31, 2014

Appendix – IDT Financials ex Fabrix

Profit & Loss Exclusive of Fabrix

(USD in millions)	2Q14	3Q14	4Q14	1Q15	TTM*
Revenue	403.2	399.3	414.8	408.7	1625.9
Direct Cost of Revenue	334.7	331.7	348.3	342.9	1357.6
Gross Profit	68.5	67.6	66.5	65.8	268.4
Gross Margin %	17.0	16.9	16.0	16.1	16.5
SG&A	56.2	54.6	56.9	56.4	224.3
SG&A %	14.0%	13.7%	13.7%	13.8%	13.8%
Adjusted EBITDA	12.2	12.9	9.6	9.4	44.1
Income from Operations	8.6	8.9	5.1	3.5	26.1
EPS (fully diluted)	0.15	0.21	0.28	0.16	0.80

*Twelve months ended October 31, 2014

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd., and sale of interest in Fabrix Systems Ltd., which are non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd., and sale of interest in Fabrix Systems Ltd., are measures that provide useful information to both management and investors by excluding certain revenues, expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA , Gross Profit, and Profit & Loss exclusive of Fabrix Systems, Ltd., and sale of interest in Fabrix Systems Ltd., among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems, Ltd., and sale of interest in Fabrix Systems Ltd., to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, Gross Profit, and Profit & Loss exclusive of Fabrix Systems, Ltd., and sale of interest in Fabrix Systems Ltd., as well as the GAAP measures income (loss) from operations and net income, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense, other operating losses, and subtract the gain on the sale of interest in Fabrix Systems Ltd., and other operating gains.

IDT's measure of Gross Profit consists of revenues less direct cost of revenue, which does not include any allocation of depreciation and amortization.

These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2014, 2013 and 2012 periods.

(continued on next page)

Non-GAAP Reconciliation

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's operating results exclusive of depreciation and amortization charges are useful indicators of its current performance.

Severance expense is also excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Gain on the sale of interest in Fabrix Systems Ltd. and other operating gains (losses), which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. From time-to-time, IDT will select and incubate promising early stage businesses outside of its core business for eventual sale or spin-off to its stockholders.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues, selling, general and administrative expense and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA, Gross Profit and Profit & Loss exclusive of Fabrix Systems Ltd., and sale of interest in Fabrix Systems Ltd., should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations and cash flow from operating activities, or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurements of Adjusted EBITDA Gross Profit and Profit & Loss exclusive of Fabrix Systems Ltd., and sale of interest in Fabrix Systems Ltd., may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA, Gross Profit, and Profit & Loss exclusive of Fabrix Systems Ltd., and sale of interest in Fabrix Systems Ltd., to the most directly comparable GAAP measure for IDT on a consolidated basis.

Non-GAAP Reconciliation

Reconciling Adjusted EBITDA to Income from Operations Consolidated

Adjusted EBITDA (slides #3 and #19)

	2Q14	3Q14	4Q14	1Q15	TTM*
Adjusted EBITDA	11,282,746	13,323,222	10,396,413	10,415,890	45,418,271
D&A	4,059,457	4,153,173	4,209,346	4,405,162	16,827,138
Severance	-	-	-	1,548,333	1,548,333
Other (gains) losses	(350,000)	-	374,486	(75,145,349)	(75,120,863)
Income from operations	7,573,289	9,170,049	5,812,581	79,607,744	102,163,663

Adjusted EBITDA x Fabrix (slide #20)

	2Q14	3Q14	4Q14	1Q15	TTM*
Adjusted EBITDA x Fabrix	12,247,499	12,921,792	9,575,481	9,395,228	44,140,000
D&A x Fabrix	3,968,407	4,052,603	4,103,162	4,332,413	16,456,585
Severance x Fabrix	-	-	-	1,548,333	1,548,333
Other (gains) losses x Fabrix	(350,000)	-	374,486	-	24,486
Income from operations x Fabrix	8,629,092	8,869,189	5,097,833	3,514,482	26,110,596
Income from operations of Fabrix	(1,055,803)	300,860	714,748	947,913	907,718
Gain on sale of interest in Fabrix				75,145,349	75,145,349
Income from operations	7,573,289	9,170,049	5,812,581	79,607,744	102,163,663

* TTM - Twelve months ended October 31, 2014

Non-GAAP Reconciliation

Reconciling Profit and Loss exclusive of Fabrix Systems Ltd.,

and

Sale of Interest in Fabrix Systems Ltd., to Consolidated Profit and Loss

	2Q14			3Q14		
	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP
Revenue	403,150,884	3,272,360	406,423,244	399,285,068	4,476,443	403,761,511
Direct Cost of Revenue	334,655,785	602,555	335,258,340	331,719,948	656,347	332,376,295
Gross Profit	68,495,099	2,669,805	71,164,904	67,565,120	3,820,096	71,385,216
SG&A	56,247,601	1,037,300	57,284,901	54,643,329	904,874	55,548,203
Adjusted EBITDA	12,247,499	(964,753)	11,282,746	12,921,792	401,430	13,323,222
Income from Operations	8,629,091	(1,055,803)	7,573,288	8,869,188	300,860	9,170,048
Net Income	3,412,535	(877,659)	2,534,876	4,755,021	261,566	5,016,587
EPS (fully diluted)	$0.15	-$0.04	$0.11	$0.21	$0.01	$0.22

	4Q14			1Q15			TTM*		
	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP	Ex Fabrix	Fabrix	GAAP
Revenue	414,797,388	5,888,741	420,686,129	408,708,687	4,169,542	412,878,229	1,625,942,027	17,807,086	1,643,749,113
Direct Cost of Revenue	348,281,137	1,031,390	349,312,527	342,894,105	913,154	343,807,259	1,357,550,975	3,203,446	1,360,754,421
Gross Profit	66,516,251	4,857,351	71,373,602	65,814,582	3,256,388	69,070,970	268,391,052	14,603,640	282,994,692
SG&A	56,940,769	1,405,065	58,345,834	56,419,354	579,498	56,998,852	224,251,053	3,926,737	228,177,790
Adjusted EBITDA	9,575,481	820,932	10,396,413	9,395,228	1,020,662	10,415,890	44,140,000	1,278,271	45,418,271
Income from Operations	5,097,834	714,748	5,812,582	3,514,482	76,093,262	79,607,744	26,110,595	76,053,067	102,163,662
Net Income	6,431,669	1,278,051	7,709,720	3,727,955	76,427,621	80,155,576	18,327,180	77,089,579	95,416,759
EPS (fully diluted)	$0.28	$0.06	$0.33	$0.16	$3.31	$3.47	$0.80	$3.34	$4.13

* Twelve Months Ended October 31, 2014

Thank you

IDT Investor Relations
520 Broad Street
Newark, NJ 07102
invest@idt.net